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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) December 18, 2001

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2001-KS4)


                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                        333-52088                51-0362653
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation)                           Number)             Identification No.)

8400 Normandale Lake Blvd.                                          55437
Suite 250                                                           -----
Minneapolis, Minnesota                                            (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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



Item 5. Other Events.
        ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Current Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                        Item 601 (a) of
                        Regulation S-K
Exhibit No.             Exhibit No.            Description
-----------             -----------            -----------
1                       23                     Consent of KPMG LLP, independent auditors of Ambac
                                               Assurance Corporation and subsidiaries with respect to
                                               the Residential Asset Securities Corporation, Home
                                               Equity Mortgage Asset-Backed Pass-Through
                                               Certificates, Series 2001-KS4

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET SECURITIES
                                                   CORPORATION


                                                   By: /s/: Julie Steinhagen
                                                       ---------------------
                                                   Name:    Julie Steinhagen
                                                   Title:   Director


Dated: December 18, 2001

                                                   EXHIBIT INDEX


                              Item 601(a) of                                              Sequentially
Exhibit                       Regulation S-K                                              Numbered
Number                        Exhibit No.                   Description                   Page
------                        -----------                   -----------                   ----
1                             23                            Accountant's
                                                            Consent